SUMMARY PROSPECTUS MAY 1, 2010
Large Company Growth Portfolio Investment Class Shares (DTLGX) Institutional Class Shares (WLCGX)
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (SAI), both dated May 1, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://www.gofilepoint.com/wilshire, email a request to Wilshirefunds@seic.com, call (888) 200-6796, or ask any financial advisor, bank or broker-dealer who offers shares of the Fund.

Investment Objective

The Large Company Growth Portfolio’s (the “Portfolio”) investment objective is to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000 Indexsm. The applicable sub-category of the Wilshire 5000 Indexsm is the large cap growth sub-category.

Fees and Expenses of the Large Company Growth Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.43%	0.34%
Total Annual Portfolio Operating Expenses	1.43%	1.09%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$146	$452	$782	$1,713
Institutional Class	$111	$347	$601	$1,329

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies

•	The Portfolio focuses on the large company growth segment of the U.S. equity market.

•	The Portfolio invests substantially all of its assets in common stock of companies with the largest market capitalizations—greater than approximately $806 million as of December 31, 2009.

•	The Portfolio invests in companies that historically have above average earnings or sales growth and retention of earnings, often such companies have above average price to earnings ratios.

•	The Portfolio uses a multi-manager strategy with multiple sub-advisers who employ different strategies. Each sub-adviser’s strategy is set forth below:

Los Angeles Capital Management and Equity Research (“LA Capital”). In managing its portion of the Large Company Growth Portfolio, LA Capital uses its proprietary “Dynamic Alpha” stock selection model to seek to generate incremental returns above the Portfolio’s benchmark, while attempting to control investment risk relative to the benchmark. Securities with declining alphas or those which increase portfolio risk become sell candidates while securities with improving alphas or those which decrease portfolio risk become buy candidates.

Payden and Rygel (“Payden”). Payden uses a bottom-up stock selection process, focusing on three types of companies: (1) companies with long-term track records of above-average earnings growth, (2) companies with innovative ideas and (3) companies with earnings growth that the managers believe is underestimated. Payden considers the following factors when making sell decisions: weakening fundamentals, change in key management or strategy, more attractive stocks, and riskiness of a position relative to the portfolio.

Quest Investment Management (“Quest”). Quest's growth strategy favors stocks with earnings growth, sales growth and price performance that is higher than the market average. Portfolio stocks will typically have a market leading position, quality management and proven business model. Stocks are sold upon deterioration of growth rates, price performance, or market leadership.

Sawgrass Asset Management, L.L.C. (“Sawgrass”). Sawgrass’ large cap growth investment philosophy includes identifying attractive companies with demonstrated earnings growth, strong earnings momentum, rising earnings estimates and securities that are reasonably valued to their long term growth expectations. Sawgrass will sell a security if: quantitative attractiveness starts to decline, there is a deterioration of fundamentals,

WIL-SM-001-0100

more attractive companies are identified, price and volume trends are broken or risk profile realignment is necessary.

Victory Capital Management Inc (“Victory”). Victory employs a growth-oriented style using bottom-up fundamental company analysis as a basis for all investment decisions. Victory constructs its portion of the Large Company Growth Portfolio with high-quality, large-capitalization equity securities that Victory believes are likely to produce superior earnings growth. Victory sells a stock when the fundamental characteristics deteriorate or when a better investment opportunity is identified, and a position is reduced when a 10% position size limit is reached.

Principal Risks

You may lose money by investing in the Portfolio. In addition, investing in the Portfolio involves the following principal risks:

Equity Risk. The principal risk of investing in the Portfolio is equity risk. This is the risk that the prices of stocks held by the Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances.  Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Portfolio’s shares will go up and down due to movement in the collective returns of the individual securities held by the Portfolio. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Style Risk. Another risk of investing in the Portfolio is the risk that the Portfolio’s growth style will perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

Multi-Managed Fund Risk. The Portfolio is a multi-managed fund with multiple sub-advisers who employ different strategies. As a result, the Portfolio may have buy and sell transactions in the same security on the same day.

The Large Company Growth Portfolio may appeal to you if:

•	you are a long-term investor;

•	you seek growth of capital;

•
you believe that the market will favor a particular investment style, such as large cap growth stocks, over other investment styles in the long term and you want a more focused exposure to that investment style; or

•	you own other funds or stocks which provide exposure to some but not all investment styles and would like a more complete exposure to the equity market.

Past Performance

The bar chart and the performance table below provide an indication of the risks of investing in the Portfolio by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the Portfolio's average annual total returns compare to those of a broad measure of market performance. The Portfolio’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 14.01% (quarter ended 06/30/09) and the lowest return for a quarter was -23.30% (quarter ended 12/31/08).

Average Annual Total Returns
(periods ended December 31, 2009)

	1 year	5 years	10 years
Investment Class
Return Before Taxes	33.60%	0.56%	-2.65%
Return After Taxes on Distributions	33.60%	-0.14%	-3.05%
Return After Taxes on Distributions and Sale of Shares	21.84%	0.44%	-2.25%
Institutional Class
Return Before Taxes	34.07%	0.92%	-2.32%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	37.21%	1.63%	-3.99%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401 (k) plans or individual retirement accounts.

After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

Management

Adviser

Wilshire Associates Incorporated

Sub-Advisers and Portfolio Managers

LA Capital

Thoms D. Stevens, President of LA Capital and Portfolio Manager of the Portfolio. Mr. Stevens has served as Portfolio Manager since 2002.

Payden

James Wong, Principal of Payden and Co-Portfolio Manager of the Portfolio. Mr. Wong has served as Co-Portfolio Manager since 2007.

Frank Lee, Vice-President of Payden and Co-Portfolio Manager of the Portfolio. Mr. Lee has served as Co-Portfolio Manager since 2007.

Quest

Cameron M. Johnson, Chief Executive Officer of Quest and Portfolio Manager of the Portfolio. Mr. Johnson has served as Portfolio Manager since 2007.

Douglas P. Goebel, CFA, Senior Vice President of Quest and Portfolio Manager of the Portfolio. Mr. Goebel has served as Portfolio Manager since 2007.

E. Adrian Hamilton, Vice President of Quest and Portfolio Manager of the Portfolio. Mr. Hamilton has served as Portfolio Manager since 2007.

Monte L. Johnson, Chairman of Quest and Portfolio Manager of the Portfolio. Mr. Johnson has served as Portfolio Manager since 2007.

Garth R. Nisbet, CFA, Senior Vice President of Quest and Portfolio Manager of the Portfolio. Mr. Nisbet has served as Portfolio Manager since 2007.

Gregory G. Sherwood, President of Quest and Portfolio Manager of the Portfolio. Mr. Sherwood has served as Portfolio Manager since 2007.

Sawgrass

Martin (Marty) LaPrade, CFA, Partner of Sawgrass and Portfolio Manager of Sawgrass’ portion of the Portfolio. Mr. LaPrade has served as Portfolio Manager since 2007.

Victory

Erick F. Maronak, Chief Investment Officer and Senior Manager of Victory and Portfolio Manager of the Portfolio. Mr. Maronak has served as Portfolio Manager since 2007.

Scott R. Kefer, CFA, Managing Director of Victory and Portfolio Manager of the Portfolio. Mr. Kefer has served as Portfolio Manager since 2007.

Jason E. Dahl, CFA, Managing Director of Victory and Portfolio Manager of the Portfolio. Mr. Dahl has served as Portfolio Manager since 2007.

Michael Koskuba, Managing Director of Victory and Portfolio Manager/Analyst of the Portfolio. Mr. Koskuba has served as Portfolio Manager since 2007.

Purchase and Sale of Fund Shares

Minimum Initial Investments

The minimum initial investments in the Portfolio are as follows:

Investment Class Shares. The minimum initial investment in the Portfolio is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the Portfolio must be at least $100. The minimum investments do not apply to certain employee benefit plans.

Institutional Class Shares. The minimum initial investment is $250,000 for the Portfolio. Subsequent investments must be at least $100,000.

To Redeem Shares

You may sell your shares back to the Portfolio (known as redeeming shares) on any business day by telephone or mail.

Tax Information

The Portfolio’s distributions are generally taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase share of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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